UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 27, 2016, certain direct and indirect subsidiaries of GMS Inc. (the “Company”) entered into an Incremental First Lien Term Commitments Amendment (the “Incremental Amendment”) to the First Lien Credit Agreement (the “Credit Agreement”), dated April 1, 2014, among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the financial institutions from time to time party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

The Incremental Amendment amended the Credit Agreement to, among other things, (i) refinance approximately $381,225,000 in currently outstanding existing term loans borrowed under the Credit Agreement with a new tranche of $481,225,000 incremental term loans, and (ii) reduce the interest rate applicable to loans borrowed under the Credit Agreement to LIBOR plus 3.50% from LIBOR plus 3.75%.  The portion of the new term loans that exceeds the refinanced existing term loans will be applied to, among other uses, the repayment of the ABL Loans (as defined in the Credit Agreement).

The Incremental Amendment was subject to various conditions and contains various representations and warranties, including no default or event of default under the Loan Documents (as defined in the Credit Agreement) and bring-downs of the representations and warranties made by the Loan Parties (as defined in the Credit Agreement) in the Loan Documents.

The foregoing description of the Incremental Amendment does not propose to be complete and is qualified in its entirety by reference to the full text of the Incremental Amendment, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Incremental Amendment contained in Item 1.01 above are hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On September 29, 2016, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s entry into the Incremental Amendment.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number	Description
10.1

Incremental First Lien Term Commitments Amendment, dated September 27, 2016, to First Lien Credit Agreement, dated April 1, 2014, among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the financial institutions from time to time party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

99.1	Press Release of GMS Inc. dated September 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: September 29, 2016	By:	/s/ H. Douglas Goforth
		Name:	H. Douglas Goforth
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Incremental First Lien Term Commitments Amendment, dated September 27, 2016, to First Lien Credit Agreement, dated April 1, 2014, among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the financial institutions from time to time party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

99.1	Press Release of GMS Inc. dated September 29, 2016.